EXHIBIT 10.35
                                  -------------

BRL HARDY LIMITED
Company

STEPHEN BRIAN MILLER
Executive



NON-COMPETITION AGREEMENT


                                     LAWYERS
       Levels 23-35  No. 1 O'Connell Street  Sydney  NSW  2000  Australia
                  PO Box H3 Australia Square  Sydney  NSW  1215
                               www.claytonutz.com
                   Tel + 61 2 9353 4000  Fax + 61 2 8220 6700


           SYDNEY - MELBOURNE - BRISBANE - PERTH - CANBERRA - DARWIN

   Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

NON-COMPETITION AGREEMENT MADE AT                         ON

PARTIES       BRL HARDY LIMITED of (INSERT ADDRESS) ("COMPANY")

              STEPHEN BRIAN MILLER of 14 Cygnet Street, Novar Gardens in the State of South Australia 5040 ("EXECUTIVE")

RECITALS

A. The Executive is employed by the Company as its CEO of the Company and subsequently is to be employed as the Managing Director of Constellation Wine.

B. The Executive's current terms and conditions of employment are contained in the Memorandum of Agreement (Service Contract) entered into by the Company and the Executive on 11 June 1996 ("SERVICE CONTRACT").

C. The parties have agreed to enter into a non-competition agreement on the terms set out in this Agreement ("THE AGREEMENT"). The terms of the Agreement operate in conjunction with the terms of the Service Contract.

THE PARTIES AGREE
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1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement:

     "COMPANY" means BRL Hardy Limited and its Related Bodies Corporate and Related Entities, as those terms are defined in section 9 of the Corporations Act 2001, including without limitation Constellation Brands, Inc. and any other vehicle through which the Company undertakes its business including, without limitation, an incorporated or unincorporated joint venture.

     "RESTRAINT AREA"  means  Australia,  New  Zealand,  Europe,   North America
     (including the United States of America and Canada) and any other material geographical area in which Constellation undertakes its business.

     "RESTRAINT PERIOD" means 12 months from the date of Termination.

     "TERMINATION"  means the cessation of the employment of the Executive under
     the  Service  Contract,  except  where  cessation  occurs   by  reason   of
     termination under clause 13 of the Service Contract.

1.2  INTERPRETATION

     In this Agreement:

     (a)  clause  headings  are   for  convenience  only  and   do   not  affect
          interpretation; and

          unless the context otherwise requires:

     (b)  references to a  clause are references to a  clause of this Agreement;

     (c) references to this Agreement or to any specified provision of this Agreement or to any other agreement or document will be construed as references to this Agreement or the specified provision of this Agreement or that other agreement or document as amended or substituted with the agreement of the relevant parties and in force at any relevant time;

     (d) references to any statute, ordinance or other law include all regulations and other enactments thereunder and all consolidations, amendments, re-enactments or replacements thereof; and

     (e) words importing the singular include the plural and vice versa, words importing a gender include other genders and references to a person will be construed as including an individual, the estate of an individual, firm, body corporate, association (whether incorporated or not), government and governmental, semi-governmental and local authority or agency.

2.   NON-COMPETITION

2.1  GRANT OF OPTIONS

     Subject to the Effective Date occurring as defined in the Implementation Deed between the Company and Constellation Brands, Inc. dated , the Company will grant to the Executive 100,000 non-qualified options in Constellation Brands, Inc, which will vest at 25% per year from the date of the grant, and which will expire on the day 10 years after the date of the grant. The grant price will be the listed price on the date the grant is approved by the Board of Directors. It is intended that approval of the grant will occur on or about the date of closing.

     In consideration of the grant of options, the Executive agrees to enter into this Agreement and to observe the obligations contained in it.

2.2  POST EMPLOYMENT

     The Executive represents and warrants that he will not, without the written consent of the Company, during the Restraint Period:

     (a) anywhere within the Restraint Area, directly or indirectly in any capacity (whether as principal, agent, partner, employee, shareholder, unit holder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity that is competitive with the Company;

     (b) canvass, solicit or endeavour to entice away from the Company any person who or which at the date of Termination was or is a client, customer of or supplier to the Company or was or is in the habit of dealing with the Company; (c) solicit, interfere with or endeavour to entice away any employee of the Company; or

     (d) counsel, procure or otherwise assist any person to do any of the acts referred to in clauses 2.2(b) and (c).

     Clause 2.2(a) does not prohibit the holding (whether directly or through nominees) of shares listed on a recognised stock exchange so long as the Executive does not hold more than 5% of the issued capital of any company.

2.3  SCOPE OF RESTRAINT AND SEVERABILITY

     (a) In the event a Court or Tribunal of competent jurisdiction is of the view that the restraint referred to in this clause is unenforceable but would be enforceable if a lesser Restraint Period or smaller Restraint Area was substituted, the parties agree that such lesser restraint shall apply to ensure as far as possible the enforceability of the restraint contained in this Agreement;

     (b) Notwithstanding clause 2.3(a), if any part or any provision or part of a provision of clause 2.2 is held or found to be void, invalid or otherwise unenforceable, it will be deemed to be severed to the extent that it is void or to the extent of voidability, invalidity or unenforceability, but the remainder of that clause will remain in full force and effect.

2.4  REASONABLENESS

The Executive acknowledges that:

     (a) the restrictions in clause 2.2 are reasonable in all the circumstances and necessary to protect the goodwill of the Company; and

     (b) the remedy of damages may be inadequate to protect the interests of the Company and the Company is entitled to seek and obtain injunctive relief, or any other available relief, for a breach of this Agreement by the Executive.

2.5  GOVERNING LAW

This Agreement is governed by and will be construed according to the laws of South Australia.

2.6     JURISDICTION

     Each Party irrevocably submits to the exclusive jurisdiction of the courts of South Australia, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating in any way to this Agreement. Notwithstanding the foregoing, the Company may bring an action in any Court of competent jurisdiction anywhere in the world to register and enforce any judgement arising from the said proceedings.

SIGNED as an agreement.

Signed on behalf of BRL HARDY LIMITED by its authorised officer in the presence of:



/a/ Carrie Boscarino                      /s/ Keith Wilson
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Signature of Witness                      Signature of Authorised Officer

/s/ Carrie Boscarino                      /s/ Keith Wilson
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Name of Witness in full                   Name of Authorised Officer in full



Signed by STEPHEN BRIAN MILLAR in the presence
of:
                                          /s/ Stephen B. Millar
                                          --------------------------------------
                                          Signature
                                          8 April 2003

/s/ [unreadable]
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Signature of Witness


/s/ Benjamin Matthew Dollard
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Name of Witness in full